Exhibit 10.13

HELIX TCS, INC.

5300 DTC Parkway, STE 220

Greenwood Village, CO 80111

TERM SHEET AND SUMMARY OF THE OFFERING

(for Accredited Investors Only)

______________ Shares of Common Stock (HLIX) at $_____________ per Share

The following summary of Terms is intended for quick reference only and is not intended to be complete. This Term Sheet describes in more detail aspects of the investment that are material to prospective investors in our company. They must be read in their entirety by prospective investors.

Statements contained in this Term Sheet as to the content of any other agreement or document are not necessarily complete, and each such statement is deemed to be qualified in all respects by the provisions of those agreements and documents, copies of which are available for examination by prospective investors upon request.

Issuer:	Helix TCS, Inc. is a Colorado corporation, with our principal office at 5300 DTC Parkway, STE 220, Greenwood Village, CO 80111. Unless the context otherwise requires, all references to “we,” “us,” “our company,” “Helix TCS” or “Company” refer collectively to Helix TCS, Inc.

Business:	Helix TCS is involved in building and providing security, logistics, and information exchange platforms in the cannabis industry space. The Company seeks to expand its operations with the funds raised herein.

Securities Offered:	We are offering ________________ shares of the Company’s common stock (OTC Pink: HLIX) (the “Shares”) at $___________ per share, for a total of $________________.

Minimum Investment:	$_________________

No Minimum Offering:	There is no minimum amount of the Offering. We may immediately begin to utilize proceeds upon receipt of any subscriptions.

Maximum Offering:	$_____________ in restricted common stock of Helix TCS, Inc. (HLIX).

Payment for Subscriptions:	Subscriptions for the shares in the Offering must be accompanied by payment in full of the subscription amount. Payment may be in the form of a check or wire transfer.

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Use of Proceeds:	We intend to use the proceeds of the Offering toward expanding operations, research and product development in the cannabis information related products business, general and administrative, and working capital expenses over the next six months.

Future Capital Raises:	We anticipate that we will require substantial additional capital in excess of the maximum amount of this Offering in order to continue to pursue our business plan successfully.

Trading Status:	Our Common Shares are publicly traded on the OTC Pink Sheets under the symbol "HLIX".

Securities Law Restrictions On Transfer of Securities Acquired:	The Common Shares are restricted securities under the U.S. federal and state securities laws. They may not be sold, transferred, hypothecated or otherwise disposed of in the absence of an effective registration statement or an exemption from registration acceptable to the Company.

Limited Trading Market for the Common Stock:	Investors in this Offering may not be able to sell the Common Shares in the open market. There is a limited trading market on the Pink Sheets for our common stock, quoted as "HLIX".

Number of Common Shares Outstanding Prior to the Offering:	25,873,211 shares of our Common Stock, as of the date hereof, held by approximately 80 shareholders, including the Founders.

After the Offering (assuming the Maximum Offering is sold):	If all of the Shares offered herein were sold, we would have approximately _______________ shares of common stock issued and outstanding.

Risk Factors:	This Offering and the contemplated investment involve significant risks, including our lack of operating history and the risk that we will not be successful in obtaining sufficient funding to pursue our business plan or begin revenues to be able to provide an adequate return to investors. This should be considered a high risk, as a startup company.

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Sale and Private Placement of Securities:	This Offering will be made in reliance upon the Rule 506 of Regulation D exemption from the registration requirements of federal and state securities laws. This Offering will terminate upon the earlier to occur of (i) May 31, 2016 or such other date as the Company in its sole discretion may select, or (ii) receipt and acceptance by the Company of subscriptions for the sale of all the shares offered in this Offering (the “Closing Date”). All subscriptions must satisfy the requirements set forth in the Subscription Agreement enclosed with this Term Sheet.

Investor Suitability:	The Common Shares are being offered to a limited number of prospective investors and “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) pursuant to a private placement being made in reliance upon one or more exemptions from the registration requirements of federal and state securities laws and will not be registered under federal securities laws or under the securities laws of any state. Neither the SEC nor the regulatory authority of any state has endorsed the merits of this Offering or passed upon the accuracy or adequacy of this Term Sheet. Each purchaser will be required in connection with the purchase of the Shares to make representations confirming that the purchaser is eligible as a prospective investor and that the purchaser is purchasing the securities for the purchaser’s own account and not with a view to immediate resale or distribution of the securities, without a prior registration.

No Registration Rights:	This Company will not register any shares of Common Stock in connection with this Offering, though it is the Company’s intent to register the shares on Form S-1 within 9 months hereafter. All Shares will be subject to the Securities Act of 1933 and Rule 144, as to the resale exemptions available, if not registered for resale.

Capital Structure:	The Company has 200,000,000 common shares and 20,000,000 Preferred authorized and 25,873,211 common shares issued and outstanding as of the date hereof. Approximately 86% of such outstanding shares are owned by our management and principal shareholder, and which owns 1,000,000 shares of Class A Preferred Super Majority Voting, convertible to 60% of common shares at all times.

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SUBSCRIPTION AGREEMENT

ACCREDITED INVESTORS ONLY

Form of Subscription Agreement

SECURITIES SUBJECT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE OWNER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES, OR INTEREST THEREIN, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

HELIX TCS, INC.

A Delaware Corporation

SUBSCRIPTION AGREEMENT AND REPRESENTATIONS

FOR

______________ SHARES OF COMMON STOCK @ $_________ PER SHARE

OFFERING PRICE: $_______ PER SHARE

WITH A MINIMUM PURCHASE OF $______ (____ SHARES) PER SUBSCRIBER

____________________, 2016

To: Helix TCS, INC.

Ladies and Gentlemen:

I, the undersigned, understand that Helix TCS, Inc. a Delaware Corporation (the “Company”) is offering ___________ shares of Common Stock of Helix TCS, Inc. (the “Shares”). Each Share is offered for $_______, and the minimum subscription is for $__________ or ____ Shares.

I hereby offer to purchase________________ Share(s) and, upon acceptance by you, agree to become a shareholder of the Company and to contribute to the Company as set forth herein. In order to induce the Company to accept my offer, I advise you as follows:

(1) Receipt of copies of the Business Plan and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan and other relevant documents (as may be supplemented from time to time) relating to the Company.

(2) Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Business Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

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(3) Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares from the registration requirements of applicable federal and state securities laws) that:

(A) RESTRICTED SECURITIES.

(1) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

(2) I understand that if my subscription offer is accepted and the Shares are sold to me, I cannot sell or otherwise dispose of the Shares unless they are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

(3) I understand that the Company has no obligation now or at any time to register the shares under the Act or the State securities laws or obtain exemptions therefrom.

(4) I understand that the Company will restrict the transfer of the Securities in accordance with the foregoing representations.

(B) LEGEND.

I agree that any certificate representing the shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

“This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.”

(C) AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen of ____________________.

(D) ACCURACY OF INFORMATION.

All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this subscription offer by the Company, I will immediately provide the Company with such information.

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(E) OFFERING PROCEDURE.

I understand that this subscription offer is subject to each of the following terms and conditions:

(a) The Company may reject this subscription offer for any reason, and this subscription offer shall become binding upon the Company only when accepted, in writing, by the Company.

(b) This subscription offer may not be withdrawn by me.

(F) SUITABILITY. I hereby warrant and represent:

(a) That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(b) That I consider this investment a suitable investment and;

(c) That I have had prior experience in financial matters and investments.

(G) RESTRICTIONS.

This subscription is personal to the investor whose name and address appear below. It may not be sold, transferred, assigned or otherwise disposed of to any other person, natural or artificial.

(H) CONDITIONS.

This subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer.

(I) AFFIRMATIVE REPRESENTATIONS.

(a) I have been furnished and have carefully read the Company business plan and the documents attached as exhibits thereto, including the Subscription Agreement. I am aware that:

(1) There are substantial risks incident to the ownership of shares in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

(2) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment;

(b) I acknowledge that I have been advised to consult my own attorney concerning the investment.

(c) I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(1) Due to restrictions described below, the lack of any market existing or to exist for these shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

(2) I must bear the economic risk of investment in the shares for an indefinite period of time, since the shares have not been registered under the Securities Act of 1933, as amended. Therefore, the Shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtained, which is not anticipated.

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(3) My right to transfer my Shares will also be restricted as provided in this Subscription Agreement.

(d) I represent and warrant to the Company that:

(1) I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of shares, including the risks set forth in this Agreement.

(2) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of shares, or anything set forth in the Business Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Business Plan;

(3) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Shares;

(4) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

(5) I am acquiring the Shares for which I hereby subscribe for my own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the Securities subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

(6) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold Securities in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring shares in the Company.

(7) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

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(e) I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws. Upon acceptance of this Subscription Agreement by the Company, I shall become a shareholder for all purposes, and the Shares subscribed shall be issued.

(f) The Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

(g) I hereby represent and warrant that:

(1) I have a net worth (exclusive of home, home furnishings, and automobiles) of at least ten times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

(h) I further hereby represent that either:

(1) I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

(2) I and the persons listed in (3) below (not affiliated with the Company) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the shares and make an informed decision.

(Note: If (1) is correct, cross out (2). If (2) is appropriate (1) and, if (3) below, list, and indicate professional or business relationship to the undersigned relied upon, or with whom the undersigned consulted, in evaluating the merits and risks investment in the shares. If such person is serving as a Purchaser Representative of me, have such individual(s) complete a Purchaser Representative Affidavit obtained from the Company.

(3) In evaluating the merits and risks of investment in the Shares, I have relied upon the advice of, or consulted with, only the following persons (not affiliated with the Company):

(1)
Name

Relationship

(2)
Name

Relationship

(i) I have / have not previously invested in private placement securities (such as stock, equipment leasing, mineral, oil and gas, or cattle feeding syndications). (CROSS OUT INCORRECT ANSWER.)

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(j) I further represent and warrant:

(1) That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(A) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(B) The disposition of any of the Shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(C) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the Shares or any part thereof.

(k) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, except as to the manner in which the subscriber elects to take title to shares in the Company which shall be construed in accordance with the State of his principal residence.

(l) Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.

(4) Subscription for Shares:

Number of Shares subscribed for:	_______________

Total consideration:	$________________________________

Subscriber:

Name (please print)	________________________________

Social Security No.	________________________________

Address:	________________________________

(including Zip Code)	________________________________

Phone	(___)___________________________

Nature of Business	_______________________________

Net Worth	$______________________________

Liquid Assets	$______________________________

(5) I will hold title to my interest as follows:

{  } Community Property

{  } Joint Tenants with Right Survivorship

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{  } Tenants in Common

{  } Individually

{  } Other: (Corporation, Trust, Etc., please indicate)

(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences. IF OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

(6) [__] (Check if applicable.) Accredited Investor. I represent that I am an “Accredited Investor” or an Officer of an “Accredited Investor” as defined below:

Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

(1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000; excluding the market value of primary residence and debt thereon, except in the event the debt exceeds such primary residence value.

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

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(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.

(9) An entity or person defined under SEC CFR §2330.001 and California Corporations Code §25102(n) (by inclusion).

An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

IN WITNESS WHEREOF, subject to acceptance by the Company, I have completed this Subscription Agreement to evidence my Subscription as set forth hereinabove, and I submit herewith a check in the amount of $_________________ for_____________ Shares, this ____day of ______________, 201_.

Subscriber	Subscriber

Mailing Address:

THIS SUBSCRIPTION OFFER IS ACCEPTED THIS ______ DAY OF _________________________, 20____.

HELIX TCS, INC.

By:

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